UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2006

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)
1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 14, 2006, Royal Caribbean Cruises Ltd. issued a press release entitled “Royal Caribbean Cruises Ltd. Finalizes Pullmantur Purchase.” A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Royal Caribbean Cruises Ltd., whether made before or after the filing of this report, regardless of any general incorporation language in the filing, except as expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits.

(c)	Exhibits

Exhibit 99.1 – Press release entitled “Royal Caribbean Cruises Ltd. Finalizes Pullmantur Purchase” dated November 14, 2006 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	November 14, 2006	By:	/s/ Thomas P. Martin

			Name:	Thomas P. Martin
			Title:	Senior Vice President and Treasurer

Exhibit 99.1

North American Media Contact: Lynn Martenstein (305) 490-6984

European Media Contact: Susan Hooper +44 1932 834 303

Latin American Media Contact: Maria Sastre (305) 982-2244 or (305) 213-3025

Investor Relations Contact: Greg Johnson (305) 213-3313

ROYAL CARIBBEAN CRUISES LTD. FINALIZES PULLMANTUR PURCHASE

MIAMI – November 14, 2006 – Royal Caribbean Cruises Ltd. has completed its purchase of Madrid-based cruise and tour operator Pullmantur S.A. Closing documents were signed today in Madrid.

In August, Royal Caribbean Cruises Ltd. signed an agreement with Pullmantur’s shareholders to buy all the company’s capital stock. Last month, the company received regulatory approval for the acquisition.

“The Royal Caribbean Cruises Ltd. and Pullmantur partnership officially begins today and we could not be happier,” said Richard D. Fain, chairman and chief executive officer of Royal Caribbean Cruises Ltd. "Together, we look forward to an exciting future of expanding our brands globally.”

“We are very pleased to become a member of the Royal Caribbean family,” said Alfonso Lopez Perez, general manager of Pullmantur. “Our united company is well positioned to provide our guests with a variety of cruising options throughout the world.”

Royal Caribbean Cruises Ltd. is a global cruise vacation company that operates Royal Caribbean International and Celebrity Cruises, with a combined total of 29 ships in service and six under construction. The company also offers unique land-tour vacations in Alaska, Canada and Europe through its cruise-tour division. Additional information can be found on www.royalcaribbean.com, www.celebrity.com or www.rclinvestor.com.

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